EXHIBIT 99. 1


                            Amerinet Group.com, Inc.
                             Subscription Agreement


         I/We ("Subscriber") hereby subscribe for 6,000,000 Shares of Amerinet Group.com, Inc. (the "Company") at a cost of $.17 per Share for a total cost of $1,020,000.

         The purchase price is payable upon acceptance by the Company. If the undersigned subscriber is not an individual, any references herein to "I", or "me", or "my" shall be deemed to be references to the "undersigned" as the case may be.

         The undersigned understands that a subscription for the Shares may be rejected for any reason and that in the event that this subscription is rejected, the funds delivered herewith wall be promptly returned without interest thereon or deduction. By executing below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein complying with their obligations under applicable securities law.

1. The undersigned acknowledges and represents as follows:

         (a) That the undersigned is in a financial position to hold the Shares for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the undersigned investment in the securities;

         (b) That the undersigned, either alone or with the assistance of the undersigned's own professional advisor, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risk of an investment in the Shares and has the net worth to undertake such risks;

         (c) That the undersigned has obtained to the extent deemed necessary, the undersigned's own personal professional advice with respect to the risks inherent in the Shares, and the suitability of an investment in the Shares in light of the undersigned's financial condition and investment needs;

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         (d) That the undersigned believes that an investment in suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and the undersigned has adequate means for providing for undersigned's current financial needs and personal contingencies and has no need for liquidity of investments with respect to the Shares or underlying common stock;

         (e) That the undersigned has been given full and complete access to information regarding the Company and has utilized such access to the undersigned's satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and to obtain any additional information to the extent reasonably available;

         (f) That the undersigned recognizes that the Company has a limited operating history and that the Shares as an investment involve a high degree of risk including, but not limited to, the risk of economic loss from the operations of the Company; and

         (g) The undersigned realizes that there is presently no public market for the Shares or Shares of Common Stock and the undersigned may be unable to liquidate the undersigned's investment in the event of an emergency, or pledge the securities as collateral for a loan.

2. The undersigned further understands and represents that:

         (a) No federal or state agency has made any finding or determination as to the suitability of the Shares or the securities comprising the Shares for public investment, and no such agency has made any recommendation or endorsement of the securities offered herein.

         (b) I am acquiring the Share(s) for my own account and for investment purposes only; and not for the account of others or with a view to distribution. If contrary to the foregoing intentions, I should later desire to dispose of or transfer the Shares in any manner, I shall not do so without first obtaining the opinion of Company counsel that such disposition or transfer may be lawfully made without the registration of the Shares or

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underlying shares of common stock pursuant to the Securities Act of 1933, as amended, and applicable state securities laws. I further understand that the Company upon issuance of the Shares may place such appropriate restrictive legend on the share certificate as the Company deems necessary.

         (c) I recognize that an investment in the Company involves certain risks, and I have taken cognizance of and understand all of the risk factors related to the purchase of these Shares.

         (d) My representations and warranties herein are made with the intent that they be relied upon by the Company in the intent that determining my suitability as a purchaser of Shares. I hereby agree that such representations, warranties and any agreements, undertakings, and acknowledgments herein shall survive the purchase of the Shares, and I shall indemnify the Corporation, its officers and directors and hold them harmless from any and all loss, damage, liability or expense that they may incur by reason of or in with any misrepresentation or breach of representation, warranty or covenant herein.

         3. The undersigned confirms that; (a) the Company has made available to the undersigned all documents relating to an investment in the Shares that have been requested and that the Company has responded to all of the undersigned's questions in a satisfactory manner.

         4. The Company hereby confirms and represents that the information provided in the private placement memorandum is true and accurate as of the date of the memorandum. The undersigned agrees to provide the Company with such further information as may be requested and will advise the Company of any changes in the information contained herein.

         5. The undersigned agrees and understands that a legend may be placed on the share certificates in substantially the following form:

                         NOTICE OF TRANSFER RESTRICTIONS

         The Shares evidenced by this Certificate have been acquired for investment only and have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. Without such registration, the Shares may not be sold, transferred, pledged or otherwise disposed of except upon receipt by the Company of an opinion of counsel satisfactory to the Company that registration is not required.

         Stop transfer instructions have been placed in the Company's transfer records with respect to the Common Stock to insure that any transfer or disposition thereof is in full compliance with applicable law. Subscriber agrees that the Company may delay transfer or impose other restrictions on the transfer if the Company is not insured that the transfer is lawful.

         6. The undersigned agrees that the Company has relied on the accuracy of the statements of Subscriber set forth hereinand otherwise. Subscriber agrees to defend and indemnify the Company and its officers, directors, controlling persons, representatives, accountants, attorneys and agents and hold all and each of them harmless from and against any and all losses, damages, liabilities and expenses, including, without limitation, reasonable attorneys' fees and expenses, which they or any of them incurs by reason of alleged breach by Subscriber of the representations and warranties made by Subscriber herein, any alleged failure by Subscriber to fulfill any of the covenants and agreements of Subscriber set forth herein and any alleged violation of applicable securities law by Subscriber.

         7. All representations, warranties and covenants contained in the Subscription Agreement, including and without limitation, the indemnification provisions hereof, shall survive the acceptance by the Company of this Subscription Agreement and the delivery of the Common Stock to the Subscriber. Subscriber acknowledges and agrees that this Subscription Agreement shall survive the death, or disability of Subscriber.


         8. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. Jurisdiction for any disputes shall be in the state of Florida. In the event of any litigation, the prevailing party shall be entitled to recover all costs, including reasonable attorneys' fees.

         9. Based on the definition of accredited investor provided below, I represent to the Company that:

         [X] I am an accredited investor.

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         [ ] I an not an accredited investor.


Definition: I am an accredited investor if I satisfy one or more of the following:

 Natural Persons:

>        My individual net worth, or joint net worth with my spouse, exceeds
$1,000,000; OR

>        In the two most recent years, I had individual income in excess of
$200, 000 or joint income with my spouse in excess of $300, 000, and I reasonably expect to reach the same income level this year.

Business Entities:

>        I have total assets in excess of $5,000,000, have engaged in other substantive business activity prior to receiving an opportunity to purchase Stock, and am not organized for the purpose of buying the Stock; OR

>        I am a United States chartered national bank or any banking institution organized under the laws of any state territory, or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official; OR

>        I am a savings and loan association, building and loan association, cooperative bank, homestead association, cooperative bank, homestead association, or similar institution, which is supervised, and examined by a state or federal authority having supervision over the institution; OR

>        I am a broker or dealer registered pursuant to Section 15 of the
Securities Exchange Act of 1934; OR

>        I am a company which is organized as an insurance company, whose primary and predominant business activity is the writing of insurance or the re-insuring of risks underwritten by insurance companies, and which is subject to supervision by the insurance commissioner, or similar or official or agency of a state or territory, or the District of Columbia; OR

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>        I am an investment company registered under the Investment Company
Act of 1940; OR

>        I am a business development company as defined in Section 2 (a) (48)
of the Investment Company Act of 1940; OR

>        I am a small business investment company licensed by the U. S. Small
Business Administration under Section 301 (c) or (A) of the Small Business Investment Act of 1958; OR

>        All of my equity owners are accredited investors. Employee Benefit
Plans that are qualified plans under the Employee Retirement Income Security Act of 1974:

>        The investment decisions in the plan are made by a bank, savings and loan association, insurance company or registered investment advisor; OR

>        The plan is a self-directed plan, and the person directing the investment is an accredited investor as described under "Natural Persons" above; OR

>        The plan has total assets in excess of $5,000,000.

         Living Trusts:

>        The grantor and each trustee of the trust is an accredited investor as described under "Natural Person" above.

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IN WITNESS WHEREOF, I have executed this Subscription Agreement as of the 8th day of June, 2001 and hereby subsctibe for 6,000,000 Shares in Accordance with the terms set forth herein.


Signature         /s/ Leonard Tucker, President
                  Carrington Capital Corporation


Signature of Spouse or Co-owner



Names(s) in which securities
are to be registered:


Registered Address:

2500 N. Military Trail #225
Boca Raton, FL 33431


Telephone Number:

Taxpayer Identification No.:


Check if: Joint Tenants

          Tenants in Common


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                                   ACCEPTANCE

         This Subscription Agreement, in the name of Carrington Capital Corp. for 6,000,000 Shares ($1,020,000) is hereby accepted by the Company as of the 8th day of June, 2001.

AmeriNet Group.com, Inc.



By: /s/ Edward Dmytryck
   --------------------------
   Edward Dmytryck, president


Date: